Exhibit 99.1 July 16, 2024 Re: Tender offer by a third party for Pacific Oak Strategic Opportunity REIT, Inc. shares Dear Stockholder: You may soon receive, or may already have received, correspondence from West 4 Capital LP (the “Bidder”) and/or its affiliates relating to a tender offer by the Bidder to purchase your shares (“Shares”) of Pacific Oak Strategic Opportunity REIT, Inc. (the “REIT”). The Bidder has informed us that its offer price will be $4.01 per share. The Bidder is in no way affiliated with the REIT, our external advisor, Pacific Oak Capital Advisors, LLC, or our dealer manager, Pacific Oak Capital Markets, LLC. The REIT is required by the Securities Exchange Act of 1934, as amended, and the rules and regulations under it, to inform you of its position, if any, with respect to the Bidder’s offer. After carefully evaluating the Bidder’s tender offer, consulting with management and considering the current economic environment, especially as it relates to uncertainties in the real estate and debt markets, as well as the different liquidity needs of each of our stockholders, the REIT’s board of directors (the “Board”) has determined that the REIT will remain neutral and makes no recommendation on whether any stockholders should accept or decline the Bidder’s tender offer. In determining that the REIT will remain neutral and make no recommendation on whether any stockholders should accept or decline the Bidder’s tender offer, the Board considered, among other things, the following: Estimated Value of Shares • On November 30, 2023, the Board approved an updated estimated value per share (the “EVPS”) of the REIT’s common stock of $8.03. Developments in the REIT’s portfolio after November 30, 2023 are not priced into the EVPS. For a full description of the methodologies and assumptions used to value the REIT’s assets and liabilities in connection with the calculation of the EVPS, see the REIT’s Current Report on Form 8-K filed on December 7, 2023, which can be found in the “Investor Information” section of the REIT’s website, www.sorinvinfo.com. • The value of the Shares will fluctuate over time in response to developments related to individual assets in the REIT’s portfolio and the management of those assets and in response to the real estate and finance markets. In particular, since the EVPS was last calculated, the U.S. office property market has continued to experience multiple challenges, including persistent, elevated interest rates and lack of improvement in work from home trends, which have negatively impacted office property values. In light of these continued negative trends in the office property market, the REIT’s management believes that our office property values and the net asset value of our Shares may be lower than previously calculated. The REIT expects to calculate an updated EVPS to be presented to the Board for approval no later than December of 2024. Liquidity Situation • Since the Shares are not listed on any national exchange, there are few to no options for stockholders to sell their shares outside of our share redemption program (the “SRP”). • As of March 31, 2024, we had unfulfilled requests to redeem 13,734,330 Shares, or $110.3 million at the most recent EVPS, due to the SRP funding limitations. During the year ended December 31, 2023, and the three months ended March 31, 2024, no funding was made available for the SRP, excluding funding reserved for redemptions in connection with a stockholder’s death, qualifying disability or “determination of incompetence” (“DDI”). On May 9, 2024, the Board approved an additional $2.0 million of funds available for DDI requests. All DDI redemption requests in 2023 and during the three months ended March 31, 2024, totaling $7.2 million, were satisfied. • In light of management’s assessment that the latest EVPS may no longer be an accurate reflection of the value of the Shares, as well as the REIT’s current liquidity position, the Board has determined to suspend the SRP, which suspension will be effective as of July 30, 2024. • As disclosed in our Annual Report on Form 10-K filed on April 1, 2024, we are continuing to monitor market conditions and look for ways to offer liquidity to stockholders who want it, including through a potential listing of our Shares. However, there is uncertainty regarding what consideration stockholders might receive in such a liquidity event. The Board encourages stockholders to consult with their own financial and tax advisors to review their own individual circumstances, as well as the considerations set forth in the Bidder’s offer and in this letter. Mini-tender offers are offers to purchase less than 5% of a company’s outstanding shares. The SEC has cautioned investors about offers of this nature. Additional information about mini-tender offers is available on the SEC’s website at www.sec.gov/investor/pubs/minitend.htm. We urge you to consult your financial professional and exercise caution with respect to this and other mini-tender offers. In order to avoid the cost of mailing, we have posted our response in the Investor Information section at www.sorinvinfo.com. If you have any questions related to the tender offer, please contact Pacific Oak Capital Markets, LLC at 1-866-722-6257. We thank you for your investment in the REIT. Sincerely, Peter McMillan III President and Chairman of the Board Forward-Looking Statements The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The REIT intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the REIT and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The REIT undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward- looking statements. The REIT makes no representation or warranty (express or implied) about the accuracy of any such forward- looking statements. These statements are based on a number of assumptions involving the judgment of management. The REIT can provide no assurances as to its ability to redeem Shares under its share redemption program, which has been suspended effective as of July 30, 2024, or repurchase Shares pursuant to self-tender offers or the future values of the Shares. The REIT’s board of directors can amend, suspend or terminate the share redemption program at any time upon 10 business days’ notice. The valuation methodology for the REIT’s real estate properties assumes the properties realize the projected cash flows and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the valuation estimates used in calculating the estimated value per share are best estimates as of November 30, 2023, the REIT can give no assurance in this regard. These statements also depend on factors such as: future economic, competitive and market conditions; the REIT’s ability to maintain occupancy levels and rental rates at its real estate properties; the REIT’s ability to provide additional liquidity to stockholders; and other risks identified in Part I, Item IA of the REIT’s Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent periodic reports, as filed with the SEC. Actual events may cause the value and returns on the REIT’s investments to be less than that used for purposes of the REIT’s estimated value per share.